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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 8, 1997
                                                        -----------------

                              Winston Hotels, Inc.
                              --------------------

             (Exact name of registrant as specified in its charter)

    North Carolina                     0-23732                 56-1872141
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)

     2209 Century Drive, Raleigh, North Carolina                27612
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      (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (919) 510-6010



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Item 5.  Other Events

         On September 8, 1997, Winston Hotels, Inc. (the "Company") made a public offering of 3,000,000 shares of the Company's 9.25% Series A Cumulative Preferred Stock, par value $.01 per share. The Company is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-32713).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                 1.1     -     Underwriting Agreement

                 4.1     -     Form of Temporary Stock Certificate for 9.25%
                               Series A Cumulative Preferred Stock

                 4.2     -     Articles of Amendment to the Articles of
                               Incorporation of Winston Hotels, Inc.

                 8.1     -     Tax Opinion of Hunton & Williams

                99.1     -     Amendment No. 1 dated September 11, 1997 to
                               Second Amended and Restated Agreement of Limited
                               Partnership of WINN Limited Partnership

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WINSTON HOTELS, INC.
                                               (Registrant)

Date: September 15, 1997                       By: /s/ Philip R. Alfano
                                                   ----------------------------
                                                       Philip R. Alfano
                                                       Senior Vice President and
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number and Description
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         1.1 -   Underwriting Agreement

         4.1 - Form of Stock Certificate for 9.25% Series A Cumulative Preferred Stock

         4.2 - Articles of Amendment to the Articles of Incorporation of Winston Hotels, Inc.

         8.1 -   Tax Opinion of Hunton & Williams

        99.1 - Amendment No. 1 dated September 11, 1997 to Second Amended and Restated Agreement of Limited Partnership of WINN Limited Partnership

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